Exhibit 10.29

INTERCREDITOR DEED

(TRITIUM)

Intercreditor Deed	Page (i)

THIS DEED is dated 24 January 2022 and made between:

(1)	The PERSONS listed in Part I of Schedule 1 (The Original Parties) as original obligors (the “Original Obligors” and each an “Original Obligor”);

(2)	The PERSONS listed in Part II of Schedule 1 (The Original Parties) as original senior creditors (the “Original Senior Creditors” and each an “Original Senior Creditor”); and

(3)	The PERSONS listed in Part III of Schedule 1 (The Original Parties) as original subordinated creditor (the “Original Subordinated Creditors” and each an “Original Subordinated Creditor”).

IT IS AGREED as follows:

SECTION 1

INTERPRETATION

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this deed:

“Additional Obligor” means a person who becomes an Additional Obligor in accordance with clause 14 (Changes to the Obligors).

“Additional Senior Creditor” means a person who becomes an Additional Senior Creditor in accordance with clause 13 (Changes to the Senior Creditors).

“Additional Subordinated Creditor” means a person who becomes an Additional Subordinated Creditor in accordance with clause 12.1 (Subordinated Creditor Transfers) or clause 12.2 (Additional Subordinated Creditor).

“Attorney” means an attorney appointed under a Security.

“Australian Corporations Act” means the Australian Corporations Act 2001 (Cth).

“Authorised Representative” means:

(a)

in respect of an Obligor, any company secretary or director, or any other person from time to time nominated as an “Authorised Officer” by that Obligor by a notice to the Creditors in an agreed form of certificate accompanied by certified copies of signatures of all new persons so appointed (and in respect of which the identity of such persons has been verified to each Creditor’s satisfaction in order to manage a Creditor’s anti-money laundering, counter-terrorism financing or economic and trade sanctions risk or to comply with any AML/CTF Laws in Australia or any other country and has not received notice of revocation of the appointment);

(b)

in respect of a Senior Creditor, any person whose title includes the word Manager, Head, Chief, Executive, Director, Associate, Counsel, President, Lawyer or cognate expressions, or any company secretary or director, or a person notified to the other parties to act as an attorney or its authorised representative for the purposes of this deed;

(c)	in respect of the Subordinated Creditors, any person whose title includes the word Manager, Head, Chief, Executive, Director, Associate, Counsel,

Intercreditor Deed	Page 1

President, Lawyer or cognate expressions, or any company secretary or director, or a person notified to the other parties to act as an attorney or its authorised representative for the purposes of this deed.

“Borrower” means Tritium Pty Ltd (ACN 095 500 280).

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in Sydney, Brisbane and New York.

“Controller” means a controller as defined in section 9 of the Australian Corporations Act.

“Creditor” means a Senior Creditor or a Subordinated Creditor.

“Dutch Obligor” means an Obligor incorporated in the Netherlands.

“Existing Subordinated Security” means the St Baker Security.

“External Administrator” means an administrator, controller or managing controller (including, without limitation a Controller), trustee, provisional liquidator, liquidator or any other person (however described) holding or appointed to an analogous office or acting or purporting to act in an analogous capacity or any other analogous person in any other applicable jurisdiction.

“Finance Document” means each Senior Finance Document and each Subordinated Finance Document.

“Government Agency” means any government or any governmental, semi-governmental or judicial entity or authority and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government, semi-government, juridical entity or authority. It includes the government of the United States of America or any state or other political subdivision thereof, or any other jurisdiction in which an Obligors or any of their respective Subsidiaries conducts all or any part of its business, or which asserts jurisdiction over any properties of an Obligors, Holdco or any of its Subsidiaries. It also includes any self-regulatory organisation established under statute or any stock exchange.

“Group” means NewCo and its Subsidiaries.

“Guarantee” means a guarantee, indemnity, letter of credit, legally binding letter of comfort or other obligation of any kind:

(a)

to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

(b)	to indemnify any person against the consequences of default in the payment of; or

(c)	to be responsible for,

an obligation or monetary liability of another person or the assumption of any responsibility or obligation in respect of the solvency or financial condition of another person.

“Holdco” means Tritium Holdings Pty Ltd (ACN 145 324 910).

“Holding Company” means, in relation to an entity, any other entity in respect of which it is a Subsidiary.

“Insolvency Event” means in respect of a person or corporation (such term shall include, a limited liability company, limited partnership or any other legal entity):

(a)	an administrator being appointed to the corporation or any of the corporation’s property;

Intercreditor Deed	Page 2

(b)	the corporation resolving to appoint a Controller or analogous person to the corporation or any of the corporation’s property;

(c)

an application being made to a court for an order or any corporate action, legal proceedings or other procedure or step is taken to appoint a Controller provisional liquidator, liquidator, administrator, receiver, administrative receiver, judicial manager, compulsory manager, trustee for creditors or in bankruptcy or analogous person to the corporation or any of the corporation’s property or have that person declared bankrupt, which application is not dismissed or withdrawn within 21 days of being made;

(d)	an appointment of the kind referred to in paragraph (c) above being made (whether or not following a resolution or application);

(e)	the holder of a Security or any agent on its behalf, appointing a Controller or taking possession of any of the corporation’s property;

(f)	the corporation being taken under section 459F(1) of the Australian Corporations Act to have failed to comply with a statutory demand;

(g)	an application being made to a court for an order for its winding up;

(h)	an order being made, or the corporation passing a resolution, for its winding up, or its winding up commences for any other reason;

(i)

the corporation being unable to pay its debts or suspending payment of its debts, ceasing or threatening to cease to carry on all or a material part of its business, stating or admitting that it is unable to pay its debts, or being or becoming or being taken or presumed or deemed by law or a court to be insolvent or unable to pay its debts;

(j)	in the case of a corporation registered under the Australian Corporations Act, any step is taken to deregister the person or cancel its registration under the Australian Corporations Act;

(k)	the corporation taking any step toward entering into a compromise or arrangement with, or assignment for the benefit of, any of its members, beneficiaries or creditors;

(l)

the corporation becoming, or the corporation taking any step that could result in the corporation becoming, an insolvent under administration (as defined in section 9 of the Australian Corporations Act);

(m)

a court or other authority enforcing any judgment or order against the corporation for the payment of money or the recovery of any property, which in the opinion of the Senior Creditors (acting reasonably) would have a Material Adverse Effect (as defined in the Senior LNSA), or which involves a liability in excess of A$500,000 (or its equivalent);

(n)	a writ of execution is levied against the person or a material part of the persons property which is not dismissed within 15 Business Days after the writ is levied;

(o)	a moratorium is declared in respect of any indebtedness of any member of the Group;

Intercreditor Deed	Page 3

(p)

in respect of a Dutch Obligor, the corporation taking steps to filing a request for bankruptcy (faillissement) or for a suspension of payment (surseance van betaling), each as meant under the Dutch Bankruptcy Code (Faillissementswet);

(q)	in respect of a Dutch Obligor, the corporation has had its assets placed under administration (onder bewind gesteld);

(r)

in respect of a Dutch Obligor, the corporation has been subjected to any or more of the insolvency and winding up proceedings in Annex A to the EU Insolvency Regulation (number 848/2015 of 20 May 2015);

(s)	any analogous or equivalent event or proceeding in any applicable jurisdiction, including, without limitation, the United States Bankruptcy Code (11 U.S.C. §101 et seq.); or

(t)	without limiting the aforegoing a Liquidation.

“Liquidation” means:

(a)

a winding up, dissolution, liquidation, provisional liquidation, administration, bankruptcy or other proceeding for which an External Administrator is appointed, or an analogous or equivalent event or proceeding in any jurisdiction; or

(b)	an arrangement, moratorium, assignment or with or for the benefit of creditors or any class or group of them; or

(c)	any composition, reorganisation or other distribution of assets of an Obligor.

“Loss” means a loss, claim, action, damage, liability, cost, charge, expense, penalty, compensation, fine or outgoing suffered, paid or incurred.

“NewCo” means Tritium DCFC Limited (ACN 650 026 314).

“Notice” has the meaning given in clause 11.1.

“Obligor” has the meaning given in the Security Trust Deed, including, as at the date hereof, the Original Obligors.

“Obligor Accession Deed” means a deed substantially in the form set out in Schedule 4 (Form of Obligor Accession Deed).

“Order of Priority” means the order of priority contemplated in this deed in relation to the Security (including as set out in clause 3.1 (Order of priority)).

“Permitted Payment” means a payment:

(a)	utilising the proceeds of the Relevant Subordinated Funding, provided that:

(i)	Relevant Subordinated Funding Financial Close has occurred; and

(ii)	no Default or Review Event is subsisting at the time of the payment or would occur as a result of such payment; or

(b)	with the prior written consent (in their absolute discretion) of all Senior Creditors.

“Personal Property” means all Secured Property which is ‘personal property’ (as defined in the PPSA).

“Power” means, in respect of a Creditor, any right, power, discretion or remedy of that Creditor under any of its Finance Documents or applicable law.

Intercreditor Deed	Page 4

“PPS Law” means:

(a)	the PPSA;

(b)	the PPS Regulations;

(c)	any legislative instrument made under the PPSA;

(d)	any provision of the PPSA or the PPS Regulations;

(e)	any amendment to any of the above, made at any time; or

(f)	any amendment made at any time to any other legislation as a consequence of a PPS Law referred to in paragraphs (a) to (e).

“PPS Regulations” means the Personal Property Securities Regulations 2010 (Cth).

“PPSA” means the Personal Property Securities Act 2009 (Cth).

“Proceeds” means any amount that may be paid to, or received or recovered by, a Subordinated Creditor in respect of the Subordinated Debt contrary to the provision of this deed, whether in the Liquidation or other Insolvency Event of an Obligor, for any other reason (including by payment, set-off, combination of accounts, counterclaim or abatement).

“Receiver” means any person or persons appointed as an External Administrator or receiver and manager pursuant to a Security.

“Relevant Subordinated Funding” has the meaning given to that term in the Waiver Letter.

“Relevant Subordinated Funding Financial Close” has the meaning given to that term in the Waiver Letter

“Review Event” has the meaning given to that term in Senior LNSA.

“Secured Amounts” means, in respect of a Security at any time, all monetary liabilities and obligations and amounts which are secured by that Security at that time.

“Secured Property” means all property and assets the subject of both a Security of one or more Senior Creditors and a Security of one or more Subordinated Creditors.

“Security” means, in respect of a Creditor:

(a)	each Security Interest of that Creditor; and

(b)	any other present or future Security Interest of that Creditor to the extent that it affects the Secured Property.

“Security Interest” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person (including any “security interest” for the purposes of the PPSA), or any reservation or retention of title arrangement, any right, interest, agreement, notice or arrangement which has the effect of giving another person a preference, priority or advantage over creditors including any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts or not repayable in certain circumstances, or any third party right or interest or any right arising as a consequence of the enforcement of a judgment, or any other agreement, notice or arrangement having a similar effect.

“Senior Creditor” means:

(a)	each Original Senior Creditor; and

(b)	each Additional Senior Creditor,

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excluding any such person who has ceased to be a Senior Creditor under clause 13 (Changes to Senior Creditors).

“Senior Creditor Accession Deed” means a deed substantially in the form set out in Schedule 5 (Form of Senior Creditor Accession Deed).

“Senior Debt” means all debts and monetary liabilities of NewCo, Holdco and each Obligor (whether alone or not) to or for the account of any of the Senior Creditors or the Senior Security Trustee (on behalf of one or more of the Senior Creditors) under or in relation to any Senior Finance Document whether alone or not and in any capacity irrespective of whether the debts or liabilities:

(a)	are present or future;

(b)	are actual, prospective, contingent or otherwise;

(c)	are at any time ascertained or unascertained;

(d)	are owed or incurred by or on account of any Obligor alone or severally or jointly with any other person;

(e)	are owed to or incurred for the account of any Senior Creditor or the Senior Security Trustee (on behalf of one or more of the Senior Creditors), alone, or severally, or jointly with any other person;

(f)	are owed to any other person as agent (whether disclosed or not) for or on behalf of the Senior Creditors or the Senior Security Trustee (on behalf of one or more of the Senior Creditors);

(g)	are owed to a Senior Creditor because they were assigned to a Senior Creditor, whether or not:

(i)	the assignment was before, at the same time as, or after the date of this deed; or

(ii)	the assigned obligation was secured before the assignment;

(h)	are owed or incurred as principal, interest, fees, charges, Taxes, damages (whether for breach of contract or tort or incurred on any other ground), Losses, costs or expenses, or on any other account;

(i)

would have been payable to any Senior Creditor or the Senior Security Trustee (on behalf of one or more of the Senior Creditors) but remain unpaid by reason of an Obligor being the subject of an Insolvency Event;

(j)	are the subject of a right of indemnity from any trust assets in respect of which an Obligor acts as trustee;

(k)	the amount of any liability in respect of any Guarantee or indemnity for any of the items referred to in paragraphs; or

(l)	comprise any combination of the above.

“Senior Default” means a “Default” as defined in the Senior Security Trust Deed.

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“Senior Discharge Date” means the last to occur of:

(a)	the unconditional payment, repayment or satisfaction of the Senior Debt in full;

(b)	at the time of payment or satisfaction, no Obligor owes any Senior Debt contingently or otherwise to the persons to whom that Senior Debt is payable;

(c)

at that time, the persons to whom that Senior Debt is payable (or were payable prior to payment or satisfaction in full) have no reason to believe (acting reasonably and in good faith) that any person, including an Obligor, liquidator, provisional liquidator, administrator, official manager, trustee in bankruptcy, receiver, receiver and manager, administrative receiver, statutory manager, compulsory manager, other controller or similar official, is reasonably likely to exercise a right to recoup or claim repayment of any part of the amount paid or satisfied, whether under the laws of preferences, voidable transactions, fraudulent dispositions or otherwise; and

(d)	every commitment of a Senior Creditor to provide financial accommodation to any Obligor has been cancelled.

“Senior Finance Document” means each of the following:

(a)	this deed;

(b)	the Senior LNSA;

(c)	each “Guarantee” as defined in the Senior LNSA;

(d)	each “Security Document” as defined in the Senior LNSA; (e) each “Finance Document” as defined in the Senior LNSA;

(f)	each “Secured Document” as defined in the Senior Security Trustee Deed;

(g)	each present or future Security Interest, Guarantee or other document or agreement created or entered into as security (directly or indirectly) from time to time for the payment of the Senior Debt;

(h)	each present or future document or agreement created or entered into from time to time for the payment of the Senior Debt; and

(i)	a document that the Borrower and the Senior Creditors agree is a ‘Senior Finance Document’ for the purposes of this deed.

“Senior LNSA” means the document titled “Senior Loan Note Subscription Agreement” between, among others, Holdco, the Borrower and the Senior Creditors dated 7 December 2021.

“Senior Security” means each Security of a Senior Creditor.

“Senior Security Trust” means the trust established under the Senior Security Trust Deed.

“Senior Security Trust Deed” means the document entitled “Security Trust Deed – Tritium Security Trust II” dated 7 December 2021 concluded between, amongst others, the Senior Creditors, the Senior Security Trustee and the Borrower.

“Senior Security Trustee” means:

(a)	as at the date hereof, CBA Corporate Services (NSW) Pty Limited (ACN 072 765 434) in its capacity as “Security Trustee” under and in terms of the relevant Senior Finance Documents; or

(b)	such other person from time to time appointed as “Security Trustee” for the purposes of the Senior Finance Documents in accordance with the provisions thereof.

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“St Baker” means St Baker Energy Holdings Pty Ltd (ACN 010 165 554) as trustee for the St Baker Energy Innovation Trust (ABN 60 715 308 891).

“St Baker Security” means:

(a)	the St Baker Security Deed; and

(b)	any other Security Interest, Guarantee or other document or agreement at any time created or entered into as security for Subordinated Debt owed to St Baker.

“St Baker Security Deed” means the specific security deed dated on or about the date of the Subordinated Loan Agreement between Holdco and St Baker.

“Subordinated Creditor” means:

(a)	each Original Subordinated Creditor; and

(b)	each Additional Subordinated Creditor,

excluding any such person who has ceased to be a Subordinated Creditor under clause 12.3 (Resignation of a Subordinated Creditor).

“Subordinated Creditor Accession Deed” means a deed substantially in the form set out in Schedule 2 (Form of Subordinated Creditor Accession Deed).

“Subordinated Creditor Resignation Letter” means a deed substantially in the form set out in Schedule 3 (Subordinated Creditor Resignation Letter).

“Subordinated Debt” means all debts and monetary liabilities of Holdco, NewCo and each other Obligor (whether alone or not) to or for the account of any of the Subordinated Creditors under or in relation to any Subordinated Finance Document whether alone or not and in any capacity irrespective of whether the debts or liabilities:

(b)	are present or future;

(c)	are actual, prospective, contingent or otherwise;

(d)	are at any time ascertained or unascertained;

(e)	are owed or incurred by or on account of any Obligor alone or severally or jointly with any other person;

(f)	are owed to or incurred for the account of any Subordinated Creditor, alone, or severally, or jointly with any other person;

(g)	are owed to any other person as agent (whether disclosed or not) for or on behalf of the Subordinated Creditors;

(h)	are owed to a Subordinated Creditor because they were assigned to the Subordinated Creditor, whether or not:

(i)	the assignment was before, at the same time as, or after the date of this deed; or

(ii)	the assigned obligation was secured before the assignment;

(i)	are owed or incurred as principal, interest, fees, charges, Taxes, damages (whether for breach of contract or tort or incurred on any other ground), Losses, costs or expenses, or on any other account;

Intercreditor Deed	Page 8

(j)	would have been payable to any Subordinated Creditor but remain unpaid by reason of an Obligor being the subject of an Insolvency Event;

(k)	are the subject of a right of indemnity from any trust assets in respect of which an Obligor acts as trustee;

(l)	the amount of any liability in respect of any Guarantee or indemnity for any of the items referred to in paragraphs; or

(m)	comprise any combination of the above.

“Subordinated Debt Default” means any one or more of:

(a)	the occurrence of a breach, ‘default’ or ‘event of default’ (however described or defined) in a Subordinated Finance Document;

(b)	subject to the limitations contained herein, an Obligor’s failure to pay any Subordinated Debt when due or within any applicable grace period; or

(c)	the Subordinated Debt becoming due and payable, or capable of being declared due and payable, before its due date.

“Subordinated Finance Document” means:

(a)	this deed;

(b)	the Subordinated Loan Agreement;

(c)	each “Security Document” as defined in the Subordinated Loan Agreement (including the St Baker Security Deed);

(d)	each “Finance Document” as defined in the Subordinated Loan Agreement;

(e)

each present or future Security Interest, Guarantee or other document or agreement created or entered into as security (directly or indirectly) from time to time for the payment of the Subordinated Debt under the documents contemplated in paragraphs (a) to (d) (both inclusive) above and, if applicable, paragraph (g) below;

(f)

each present or future document or agreement created or entered into from time to time for the payment of the Subordinated Debt under the documents contemplated in paragraphs (a) to (d) (both inclusive) above and, if applicable, paragraph (g) below; and

(g)	a document that the Obligors, the Subordinated Creditors and the Senior Creditors agree is a ‘Subordinated Finance Document’ for the purposes of this deed.

“Subordinated Loan Agreement” means the document entitled “Loan Agreement” dated on or about 30 April 2020 concluded between Holdco, the Borrower and each Original Subordinated Creditor, as amended from time to time including by the “Amendment Deed – St Baker Loan Agreement” between the said parties dated on or about the date of this document.

“Subordinated Security” means each Security of a Subordinated Creditor including, in respect of the Original Subordinated Shareholders, the Existing Subordinated Security.

“Subordination” means the debt subordination effected under this deed.

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“Subordination Period” means the period from the date of this deed until the Senior Discharge Date.

“Subsidiary” means, in relation to a person, a ‘subsidiary’ as defined in the Australian Corporations Act, but as if ‘body corporate’ includes any entity, and includes an entity required by current accounting practice to be included in the consolidated annual financial statements of that entity or would be required if that entity were a corporation.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Trustee Subordinated Creditor” means a Subordinated Creditor that enters into this deed acting as the trustee of a trust.

“Waiver Letter” means the waiver letter in respect of the Senior LNSA dated on or about the date of this deed between certain of the Original Senior Creditors as original lenders and the Borrower as borrower for itself and on behalf of each Obligor (under and as defined in the Senior LNSA).

1.2	Construction

(a)	Any reference in this deed to:

(i)	“assets” or “property” includes present and future properties, revenues and rights of every description;

(ii)

a “Senior Finance Document”, “Subordinated Finance Document” or any other agreement or instrument is a reference to that Senior Finance Document, Subordinated Finance Document or other agreement or instrument, without prejudice to any prohibitions on amendments as amended, supplemented, amended and restated, novated or assigned;

(iii)

“guarantee” means any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness or to assure any creditor against loss;

(iv)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(v)

a “person” or “entity” includes any person, firm, company, corporation, government, state or agency of a state or any association, trust, limited liability company or partnership (whether or not having separate legal personality) or two or more of the foregoing and any reference to a particular person or entity (as so defined) includes a reference to that person’s or entity’s executors, administrators, successors, substitutes (including by novation) and assigns;

(vi)	a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency,

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department or regulatory, self-regulatory or other authority or organisation and if not having the force of law, with which responsible entities in the position of the relevant party would normally comply;

(vii)	the words “including”, “for example” or “such as” when introducing an example do not limit the meaning of the words to which the example relates to that example or examples of a similar kind;

(viii)	a provision of law or a regulation is a reference to that provision as amended or re-enacted;

(ix)	unless a contrary indication appears, a time of day is a reference to Sydney time;

(x)	a reference to Australian dollars, dollars, A$ or $ is a reference to the lawful currency of Australia;

(xi)	amendment demand, attachment, financing change statement, financing statement and perfection have the meaning given in the PPSA.

(b)	In respect of a Dutch Obligor, a reference to:

(i)	the “suspension of payments or a “moratorium” includes surseance van betaling;

(ii)	an “administrator” includes a bewindvoerder;

(iii)	a “receiver includes a curator; and

(iv)	“a winding up”, “administration” or “dissolution” includes failliet verklaard and ontbonden.

(c)	An obligation to be performed by an “Obligor” or the “Obligors” binds each Obligor jointly and severally.

(d)	Section, Clause and Schedule headings are for ease of reference only.

(e)	A reference to the “consent” of the Senior Creditors is a reference to the provision of consent which may be withheld, conditioned or delayed in the sole discretion of each such Senior Creditor.

1.3	Limitation of liability of Senior Security Trustee

(a)

The parties agree that the Senior Security Trustee enters into and performs this deed and the transactions it contemplates only as the trustee of the Senior Security Trust and as security agent for the Beneficiaries, except (in each case) where expressly stated otherwise. This applies also in respect of any past and future conduct (including omissions) relating to this deed or those transactions.

(b)	Under and in connection with this deed and those transactions and conduct:

(i)

the Senior Security Trustee’s liability (including for negligence) to parties other than the Senior Creditors is limited to the extent it can be satisfied out of the assets of the Security Trust. The Senior Security Trustee need not pay any such liability out of other assets;

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(ii)	another party may only do the following with respect to the Senior Security Trustee (but any resulting liability remains subject to the limitations in this clause):

(A) prove and participate in, and otherwise benefit from, any form of insolvency administration of the Senior Security Trustee but only with respect to Senior Security Trust assets;

(B) exercise rights and remedies with respect to Senior Security Trust assets, including set-off;

(C) enforce its security (if any) and exercise contractual rights; and

(D) bring any proceedings against the Senior Security Trustee seeking relief or orders that are not inconsistent with the limitations in this clause,

and may not:

(E) bring other proceedings against the Senior Security Trustee;

(F) take any steps to have the Senior Security Trustee placed in any form of insolvency administration or to have a receiver or receiver and manager appointed; or

(G) seek by any means (including set-off) to have a liability of the Senior Security Trustee to that party (including for negligence) satisfied out of any assets of the Senior Security Trustee other than Senior Security Trust assets.

(c)	Paragraphs (a) and (b) apply despite any other provision in this deed but do not apply with respect to any liability of the Senior Security Trustee to another party (including for negligence):

(i)

to the extent that the Senior Security Trustee has no right or power to have Senior Security Trust assets applied towards satisfaction of that liability, or its right or power to do so is subject to a deduction, reduction, limit or requirement to make good, in either case because the Senior Security Trustee’s behaviour was beyond power or improper in relation to the Security Trust; and

(ii)	under any provision which expressly binds the Senior Security Trustee other than as trustee of the Senior Security Trust (whether or not it also binds it as trustee of the Senior Security Trust).

(d)

The limitation in paragraph (b)(i) is to be disregarded for the purposes (but only for the purposes) of the rights and remedies described in paragraph (b)(ii), and interpreting this deed and any security for it, including determining the following:

(i)

whether amounts are to be regarded as payable (and for this purpose damages or other amounts will be regarded as a payable if they would have been owed had a suit or action barred under paragraph (b)(ii) been brought);

(ii)	the calculation of amounts owing; or

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(iii)	whether a breach or default has occurred,

but any resulting liability will be subject to the limitations in this clause.

(e)

To the extent permitted by law, each party releases the Senior Security Trustee, and its officers, employees, agents and delegates, from liability of any type to it under or in connection with this deed or any other document to which the Senior Security Trustee is a party in the role of Security Trustee or any related transaction or past or future conduct (including omissions), except to the extent that the Beneficiary suffers a loss, liability or cost directly as a result of fraud, gross negligence or wilful default by the Senior Security Trustee or any officer, employee, agent or delegate. The Senior Security Trustee holds the benefit of this clause for its officers, employees, agents and delegates as well as for itself.

1.4	Creditor rights and obligations

(a)

The obligations of each Creditor under this deed are several. Failure by a Creditor to perform its obligations under this deed does not affect the obligations of any other party under this deed. No Creditor is responsible for the obligations of any other Creditor under this deed.

(b)

The rights of each Creditor under or in connection with this deed are separate and independent rights and any debt arising under this deed to a Creditor from another party hereto shall be a separate and independent debt in respect of which a Creditor shall be entitled to enforce its rights in accordance with paragraph (c) below.

(c)	A Senior Creditor may, except as specifically provided in the Senior Finance Documents, separately enforce its rights under or in connection with this deed.

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SECTION 2

SUBORDINATION

2.	SUBORDINATION

2.1	Subordinated Debt subordinated

During the Subordination Period, the Subordinated Debt and all related rights and claims and payments, are subordinated and postponed to, and rank in priority after, the Senior Debt (and all related rights, claims and payments) on the terms of this deed.

2.2	Subordinated Debt not payable

Notwithstanding anything to the contrary contained in the Subordinated Finance Documents (other than this deed) or in any other document constituting or evidencing the Subordinated Debt, each Obligor and the Subordinated Creditors agree that:

(a)

all payments of or related to, and all rights and claims of each Subordinated Creditor in respect of, the Subordinated Debt are subordinated and postponed to, and rank in priority after, the Senior Debt (and all related rights, claims and payments) in the manner set out in this deed;

(b)

the Subordinated Debt will not be due or payable or recoverable and will not be capable of being declared due or payable until the Subordination Period has expired, save as expressly permitted in this deed; and

(c)

no Obligor is obliged to make and no Obligor shall make, whether directly or indirectly, any payment of or in reduction of the Subordinated Debt until the Subordination Period has expired, save as expressly permitted in this deed; and

(d)

without limiting the aforegoing and save as expressly permitted in this deed, on any distribution of assets of an Obligor, as a direct or indirect result of a Liquidation or other Insolvency Event, all Senior Debt shall first be fully and finally paid and the Senior Discharge Date must occur before any payment is made on account of any Subordinated Debt. The External Administrator of an Obligor will distribute the assets of an Obligor aaccordingly.

2.3	Continuing subordination

The Subordination applies to the present and future balances of the Senior Debt and Subordinated Debt. It is irrevocable and a continuing subordination until the Subordination Period ends, and is not discharged by any payment, settlement of account, Insolvency Event or anything else.

2.4	Subordination and obligations unconditional

Neither the Subordination nor an Obligor’s or the Subordinated Creditors’ liability under this deed is adversely affected by anything which would otherwise prejudice the

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Subordination or reduce or discharge the liability of an Obligor or Subordinated Creditors, including:

(a)	a Creditor granting time or any other indulgence or concession to an Obligor or any other person;

(b)	a Creditor increasing the amount of, opening further accounts in connection with or otherwise varying the type or terms of, financial accommodation provided to an Obligor or any other person;

(c)	any transaction or agreement, or variation, novation or assignment of a transaction or agreement between a Creditor and an Obligor or any other person;

(d)	an Insolvency Event in relation to an Obligor, a Creditor or any other person, or a Creditor becoming a party to or bound by any Insolvency Event;

(e)	any judgment or order being obtained or made against an Obligor or any other person or an Obligor or other person’s conduct of any proceedings;

(f)

an obligation of an Obligor or a provision of a Senior Finance Document or Subordinated Finance Document being void, voidable, unenforceable, defective, released, waived, impaired, novated, enforced or impossible or illegal to perform;

(g)	the whole or partial discharge or release of, or the granting of, a Security Interest or Guarantee in relation to the Senior Debt or the Subordinated Debt;

(h)

any of the Senior Debt or Subordinated Debt not being recoverable or the liability of an Obligor or any other person to a Creditor ceasing (including as a result of a release or discharge by the Creditor or by law);

(i)	the failure of an Obligor or any other person to execute any Senior Finance Document or Subordinated Finance Document;

(j)	a Senior Creditor taking or failing to take a Security Interest or Guarantee in connection with the Senior Debt;

(k)	a Senior Creditor’s failure to notify the Subordinated Creditor of a Subordinated Debt Default, including a default by an Obligor or any other person under a Senior Finance Document;

(l)	a Creditor or any other person exercising or not exercising its rights (including any right to elect to terminate a contract) under any document or at law against an Obligor or any other person;

(m)

any default, misrepresentation, negligence, breach of contract, misconduct, acquiescence, delay, waiver, mistake, failure to give notice or other action or inaction of any kind (whether or not prejudicial to an Obligor or Subordinated Creditors) by a Creditor or any other person;

(n)	any change to, or in the membership of, any partnership, joint venture or association;

(o)	any property the subject of a Security Interest held as security for the Senior Debt being destroyed, forfeited, extinguished, surrendered or resumed; or

(p)	any:

(i)	deficiency in the execution of this deed by the Subordinated Creditor; or

(ii)	obligation of the Subordinated Creditor under this deed being void, voidable, unenforceable, defective, released, waived, impaired, novated, enforced or impossible or illegal to perform,

whether or not an Obligor or a Creditor is, or should have been, aware of it or consents to it and despite any legal rule to the contrary.

2.5	Notification of Subordinated Debt Default

Each Obligor and the Subordinated Creditors must notify the Senior Creditors in writing or must ensure that the Senior Creditors are notified promptly of a Subordinated Debt Default or a demand for payment in respect of any Subordinated Debt.

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2.6	Subordinated Creditor restrictions and undertakings

(a)

Unless each of the Senior Creditors otherwise first consents in writing (in their absolute discretion), the Subordinated Creditors must not do, and must ensure that no other person does, any of the following:

(i)	demand or accept payment, repayment, satisfaction, discharge or extinguishment of any Subordinated Debt other than for a Permitted Payment;

(ii)	sue for or take other action to recover or accelerate payment of any Subordinated Debt;

(iii)	take or be a party to any proceeding or action to appoint an External Administrator in respect of, or for the Liquidation (or other Insolvency Event) of, an Obligor;

(iv)	exercise a right of set–off, deduction or combination of accounts in respect of any Subordinated Debt against any money payable by the Subordinated Creditors to an Obligor;

(v)

novate, vary, change, assign, waive, release or replace the Subordinated Creditors’ rights or obligations in respect of any Subordinated Debt, or vary, terminate or rescind any Subordinated Finance Document;

(vi)	take any step to enforce any Guarantee or Security Interest it holds in relation to any Subordinated Debt;

(vii)	incur, create or increase any indebtedness obtained from an Obligor or accept any deposit from or on account of an Obligor;

(viii)

vote in, requisition or convene a meeting to consider a resolution for, or apply to the court for or other decision making body in relation to, or in any way seek to control or influence, the Liquidation (or other Insolvency Event) of or appointment of an External Administrator to, an Obligor or any of their assets;

(ix)	vote in, or requisition or convene a meeting to consider, any arrangement, assignment or composition or protection from creditors under statute for an Obligor;

(x)	claim or exercise a right of subrogation or contribution in respect of, or otherwise claim the benefit of, a Power of a Senior Creditor or a Senior Finance Document;

(xi)	claim an amount from another party under a Guarantee or right of indemnity which reduces the Subordinated Debt; or

(xii)	take any steps to enforce a right or claim against an Obligor in respect of any payment to or benefit received by a Senior Creditor under this deed.

(b)	Each Trustee Subordinated Creditor must, in respect of the relevant trust and unless the Senior Creditors otherwise consent:

(i)

not resign, retire or do anything to allow it to be removed or replaced as trustee or responsible entity of the trust or appoint or allow a new or additional trustee or responsible entity of the trust to be appointed (except in circumstances where a replacement trustee accedes to this deed as a Subordinated Creditor in accordance with the provisions of clause 12.1 (Subordinated Creditor Transfers);

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(ii)	not amend or revoke any of the terms of the trust in any manner that materially prejudices the interests of the Senior Creditors;

(iii)	not do anything or permit anything to be done in relation to the trust which could restrict or impair its ability to observe its obligations under this deed; and

(iv)	ensure that:

(A)	it has the right to be indemnified out of the assets of the trust for all liabilities incurred by it under this deed;

(B)

there is no restriction or limitation on or derogation from its right of subrogation or indemnity (whether or not arising under the terms of the trust, save for a limitation under the terms of the trust where the indemnity does not apply to fraudulent conduct); and

(C)	its lien over any property of the trust at all times has priority over the rights and interests of the beneficiaries of the trust.

2.7	Subordinated Creditors’ undertaking

The Subordinated Creditors must ensure that an Obligor does not breach its obligations under this deed, including through the exercise of any voting power it has as shareholder of an Obligor (if applicable).

2.8	Obligor restrictions – Subordinated Debt

Unless each of the Senior Creditors otherwise first consents in writing (in their absolute discretion), an Obligor must not do, and must ensure that no other person does, any of the following:

(a)

pay, repay or permit payment, repayment, satisfaction, discharge or extinguishment of any Subordinated Debt or permit or procure any of same is done (whether directly or indirectly) other than in respect of a Permitted Payment;

(b)	permit or assist any Subordinated Creditor to recover any Subordinated Debt;

(c)	compromise or settle any claim or proceedings in relation to any Subordinated Debt;

(d)	acquire, directly or indirectly, any Subordinated Debt or any interest in, or option over, any Subordinated Debt;

(e)	exercise any right of set-off, deduction or combination of accounts or similar right or procedure in relation to any Subordinated Debt;

(f)	novate, vary, assign, waive or replace an Obligor’s rights or obligations in respect of any Subordinated Debt, or vary, terminate or rescind any Subordinated Finance Document;

(g)	create or allow to exist any Guarantee or Security Interest to secure payment of any Subordinated Debt;

(h)	take or omit to take any action which may adversely affect the Subordination; or

(i)

make any deposit with or allow a Subordinated Creditor to incur any monetary obligation to it which may be the subject of any set-off, deduction or combination of accounts or similar right or procedure (whether or not compulsory).

2.9	Insolvency Event

(a)

If any Liquidation or other Insolvency Event occurs in respect of any Obligor, the Senior Creditors will be entitled to receive payment in full of the Senior Debt before any Subordinated Creditor will be entitled to receive any payment on account of the Subordinated Debt or any part of it.

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(b)

During the Subordination Period, a Subordinated Creditor may only lodge a conditional or contingent proof or claim in connection with the Subordinated Debt in Liquidation or other Insolvency Event of an Obligor, subject to the provisions of this deed (including, without limitation, clauses 2.10 (Proceeds held on trust) to 2.14 (Lodgement of proof) below).

2.10	Proceeds held on trust

(a)

Each Subordinated Creditor agrees to hold all Proceeds and all amounts paid to, or received or recovered by it (whether directly or indirectly and including by way of set-off, deduction or combination of accounts or similar right or procedure), in accordance with clause 2.11 (Subordinated Creditors to pay over recovered amounts) (the Other Amounts) on trust for the benefit of the Senior Security Trustee and Senior Creditors. Each Subordinated Creditor must deal with any such Proceeds and Other Amounts in accordance with paragraph 1.1(c) below and the provisions of this deed,

(b)

The Subordinated Creditors acknowledge receiving A$10 from the Senior Security Trustee on the date of this deed poll to establish each trust for which a Subordinated Creditor is to act as trustee under this deed.

(c)

The Subordinated Creditors declare that they hold the sum mentioned in paragraph (b) above, together with all Proceeds and Other Amounts, on the trust established under this clause 2.10 (Proceeds held on trust).

(d)	Each trust established under this clause 2.10 (Proceeds held on trust), commences on the date of this deed poll and, unless terminated earlier, terminates on the earlier of:

(i)	the day before the eightieth anniversary of the date of this deed poll; and

(ii)	the Senior Discharge Date.

(c)

Until after the Senior Discharge Date, each Subordinated Creditor must, immediately after receipt of the Proceeds or Other Amounts, deposit them into an account specifically designated by the Senior Security Trustee. Each Subordinated Creditor must distribute all Proceeds and Other Amounts held by it in trust under paragraph (a) above at the direction of the Senior Security Trustee in the following order of priority:

(i)	first, to the Senior Security Trustee or as the Senior Security Trustee may direct to satisfy the Senior Debt; and

(ii)	second, to the extent of any balance after the Senior Discharge Date, to itself in satisfaction of the Subordinated Debt.

2.11	Subordinated Creditors to pay over recovered amounts

(a)	If, an amount is paid to, or received or recovered by, a Subordinated Creditor which is not a Permitted Payment:

(i)	notwithstanding anything else contained in this deed:

(A)	from the Liquidation or other Insolvency Event of an Obligor or any other person and the trust created under clause 2.10(a) (Proceeds held on trust) fails; or

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(B)

whether or not from the Liquidation or other Insolvency Event of an Obligor or any other person and the money is not for any other reason subject to the trust created under clause 2.10(a) (Proceeds held on trust); or

(ii)	pursuant to clause 2.14 (Lodgement of proof),

it must immediately pay that money to the Senior Security Trustee up to an amount equal to the Senior Debt, to be applied in satisfaction of the Senior Debt, and before such payment, it holds the money on trust for the benefit of the Senior Security Trustee and the Senior Creditors.

(b)

If, prior to the Senior Discharge Date, a Subordinated Creditor does not actually receive a dividend, payment or other distribution because of the application of any law or rule relating to set-off (including under section 553C of the Australian Corporations Act), that Subordinated Creditor must nevertheless pay to the Security Trustee that amount which would otherwise have been payable under any Liquidation or other Insolvency Event or an amount equal to its rateable share of the amount by which the Subordinated Debt has been reduced had the set-off not applied and had the dividend, payment or other distribution actually been received, up to an amount equal to the Senior Debt.

2.12	Suspense accounts

The Senior Security Trustee may apply to the credit of a suspense account any:

(c)	amounts received under this deed;

(d)

dividends, distributions or other amounts received in any Liquidation or other Insolvency Event of an Obligor or a Subordinated Creditor in respect of the Senior Debt or any money due or owing under this deed poll; or

(e)	other amounts received from a Obligor or a Subordinated Creditor or any other person in respect of the Senior Debt or any money due or owing under this deed poll,

and may retain such amounts in the suspense account for as long as it determines and is not obliged to immediately apply them in or towards satisfaction of the Senior Debt or any money due or owing under this deed.

2.13	No Security Interest

Nothing in this deed creates a Security over the Proceeds, Other Amounts or any asset of a Subordinated Creditor or an Obligor.

2.14	Lodgement of proof

(f)

If required by the Senior Security Trustee, a Subordinated Creditor must prove in any Liquidation or other Insolvency Event of an Obligor for all the Subordinated Debt or a part of the Subordinated Debt nominated by the Security Trustee and any money recovered or received under or in respect of the Liquidation or other Insolvency Event will be paid to the Senior Security Trustee in accordance with clause 2.11 (Subordinated Creditors to pay over recovered amounts).

(g)

If a Subordinated Creditor proves in any Liquidation or other Insolvency Event in accordance with paragraph (a) above, it must not withdraw or vary or attempt to withdraw or vary any proof or claim so lodged without the prior written consent of the Senior Security Trustee.

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(h)

Notwithstanding paragraphs (f) or (g) above, the Senior Security Trustee may, and each Subordinated Creditor irrevocably authorises the Senior Security Trustee to, prove in the Liquidation or other Insolvency Event on behalf of, and as attorney in fact of, the relevant Subordinated Creditor (without limitation, by filing any claim or proof on behalf of the relevant Subordinated Creditor).

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SECTION 3

PRIORITIES

3.	PRIORITIES

3.1	Order of priority

(a)	The order of priority in respect of the Securities in respect of the Secured Property is:

(i)	first priority: the Senior Security for the Senior Debt; and

(ii)	second priority: the Subordinated Security for the Subordinated Debt; and

all amounts received or recovered by the Creditors or an External Administrator on enforcement of any Security against Secured Property (including any insurance or compensation proceeds for Loss to the Secured Property payable to a Creditor), after payment of the amounts described in clause 4.9 (Enforcement costs must be paid first) must be applied towards satisfaction of the Senior Debt.

(b)	The rights of the Subordinated Creditors under the Subordinated Security are postponed to the rights of the Senior Creditors to the extent necessary in order to give effect to this deed.

(c)

The Order of Priority applies to any thing recovered (including money) from the disposal of, or dealing with, the Secured Property and whether or not it occurs as a consequence of the enforcement of a Security.

(d)

The Order of Priority applies, without limitation, to the balance secured from time to time by any Security despite any repayment, advance or provision of accommodation or other increase or decrease in the amount secured.

(e)

If a Security secures a contingent liability owed to a Creditor, until that Creditor is satisfied that the contingent liability has been extinguished, that Creditor may retain from the proceeds of the exercise of any Power an amount consistent with the priority established under clause 3.1 which it reasonably estimates to be the amount of the contingent liability.

3.2	Term

The Order of Priority applies until the earliest of:

(a)	the date the Senior Debt and all moneys due or owing to the Senior Creditors under this deed are fully and finally paid and the Senior Security is discharged; and

(b)	the date this deed is terminated by agreement in writing between the parties to this deed.

3.3	Title documents

(a)

The Senior Creditors have the right to possession of each document of title to the Secured Property, and each other document evidencing or conferring any right or benefit on or in relation to the Secured Property. The Subordinated Creditors must promptly deliver all such documents within its possession or control to the Senior Security Trustee or such other person nominated by the Senior Creditors.

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(b)

Each Creditor agrees to produce any document of title in respect of the Secured Property and do anything else necessary to enable registration of each other Creditor’s Securities to reflect the Order of Priorities.

3.4	Increasing the Secured Amount

The Subordinated Creditors agree not to increase the principal amount of, or grant additional, financial accommodation secured by its Securities without the Senior Creditor’s prior written consent.

3.5	Dealing with a Security

The Subordinated Creditors must not transfer, assign or otherwise deal with any of its Security or the Subordinated Debt except:

(a)	for the purpose of enforcement of the Security in accordance with this deed;

(b)	where any person taking a transfer or assignment of that Security first accedes to this deed in accordance with the provisions of clause 12 (Changes to the Subordinated Creditors); or

(c)	where the Senior Creditors first agree in writing (in their absolute discretion).

3.6	Saving provisions

This deed and the Order of Priority is not affected by anything that might otherwise affect them under law or otherwise including:

(a)	a payment which may be received or a credit which may be allowed by a Creditor from an Obligor or any other person in respect of the Senior Debt or Subordinated Debt;

(b)	a fluctuation in the amount secured by a Security from time to time including by way of repayments and the making of further advances;

(c)	a notice received or given by a Creditor under a Security;

(d)	a notice received or given by a Creditor of a Security;

(e)	the order of execution, creation, attachment, perfection, filing or registration of a Security;

(f)	anything contained in any Security;

(g)	the fact that the Senior Debt or Subordinated Debt (or any of them) are not yet payable;

(h)	the order in which financial accommodation is provided or liabilities (whether actual or contingent) are incurred;

(i)	the variation or release of a Security or monetary obligation;

(j)	any failure to enforce a Security, chose in action or judgment;

(k)	the respective dates on which any Senior Debt or Subordinated Debt is advanced or becomes owing or payable;

(l)	the fact that a Creditor has notice of the other Creditor’s Security;

(m)	anything contained in any Security;

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(n)	the grant by a Creditor or any other person of any time waiver or other indulgence or concession, or the discharge or release of an Obligor or any other person, whether in whole or in part;

(o)	the failure by a Creditor to give notice to the other Creditor or an Obligor of any default by any person;

(p)	any partial discharge or release of any Security or Secured Property; or

(q)	any laches, acquiescence, delay, act, omission or mistake on the part of or suffered by a Creditor or any other person in relation to this deed or any other document or agreement.

4.	ENFORCEMENT

4.1	Enforcement of Subordinated Security

The Subordinated Creditors may not exercise any Power under the Subordinated Security (including the appointment of an External Administrator) unless at that time:

(a)	each of the Senior Creditors has given their prior written consent to the proposed exercise of Power; or

(b)	the Subordination Period has ended.

4.2	Enforcement of Senior Security

(a)

The Senior Creditors may exercise or refrain from exercising any Power, right or remedy under or in respect of the Senior Security (including the appointment of an External Administrator) without notifying, or obtaining the consent of, the Subordinated Creditors, and notwithstanding the Subordinated Creditor’s enforcement of the Subordinated Security.

(b)

The Subordinated Creditors must do all things reasonably required by the Senior Creditors to facilitate the exercise by the Senior Creditors of any enforcement Power in relation to the Secured Property. This includes the provision of duly executed releases of the Subordinated Security in registrable form, together with any other necessary documents to enable payment of Taxes on, and registration of, the releases.

4.3	Appointment of Receiver

(a)

If, during the Subordination Period, the Subordinated Creditors notifies the Senior Creditors that it intends to appoint an External Administrator in accordance with clause 4 (Enforcement) and the Senior Creditors advise that they also intends to do so, the Subordinated Creditors agrees to appoint as External Administrator the same person to be appointed by the Senior Creditors.

(b)

The Subordinated Creditors may not make, or give any direction or instruction for any person to make, any application under s 420B of the Australian Corporations Act with respect to the Secured Property during the Subordination Period without the prior written consent of the Senior Creditors.

4.4	Priority of enforcement action

(a)

Any enforcement action (including the appointment of an External Administrator) taken under the Senior Security over any Secured Property, takes precedence over any enforcement action taken under the Subordinated Security over the Secured Property.

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(b)	The Senior Creditors or any Attorney or External Administrator appointed by it may (to the extent permitted by the Senior Finance Documents):

(i)	take and have possession and control of the Secured Property; and

(ii)	do everything and make all decisions in connection with the disposal of, or other dealing with, the Secured Property,

to the exclusion of the Subordinated Creditors and their External Administrator or Attorney.

4.5	Manner of enforcement

(a)

Subject to this deed, a Creditor is free to determine in its absolute discretion the extent, if any, to which it has recourse to any Security and the extent to which it has recourse to any source other than a Security.

(b)

The Creditors agree to co-operate with each other in the distribution of the proceeds of the sale and realisation of the Secured Property to ensure that any distribution is in accordance with the provisions set out in this deed and to give effect to the Order of Priority.

4.6	Release of Subordinated Security

If as a result of any enforcement action taken by or on behalf of a Senior Creditor, any of the Secured Property is to be disposed of or otherwise dealt with, the Subordinated Creditors must, to the extent required by the Senior Creditors and no later than the time of completion of that disposal or other dealing:

(a)

release the relevant Secured Property from the Subordinated Security and remove any caveats filed by it in relation to the relevant Secured Property (including by way of the provision of duly executed releases in registrable form);

(b)

provide any other document required by the Senior Creditors to enable the payment of any Taxes on, and registration of, the releases and to enable the Senior Creditors to provide clear title to the relevant Secured Property to a purchaser; and

(c)	do everything which the Senior Creditors require to effect such a release, including promptly signing any release forms or other documents and making all registrations of release,

provided that the proceeds of such enforcement shall be applied in reduction of the Senior Debt and Subordinated Debt in accordance with the Order of Priority in clause 3.1 (Order of priority). The Subordinated Creditors must do so even if the proceeds from the disposal or dealing, if applied in accordance with clause 3.1 (Order of priority), may be insufficient to pay all amounts secured by the Subordinated Security.

4.7	Release of Subordinated Debt

If as a result of any enforcement action taken by or on behalf of the Senior Creditors, any of the Secured Property which consists of the shares or units or other equity interests in the capital of an Obligor is to be disposed of or otherwise dealt with, each Subordinated Creditor will, to the extent required by the Senior Creditor, release that Obligor, any Holding Company of that Obligor and any Subsidiary of that Obligor from all or any part of:

(a)	any Subordinated Debt liabilities and obligations it may have as a principal debtor to a Subordinated Creditor under the Subordinated Finance Documents;

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(b)

any liabilities and obligations under the Subordinated Finance Documents (present or future, actual or contingent and whether incurred solely or jointly) it may have to a Subordinated Creditor as a result of its being a guarantor or surety (including, without limitation, liabilities and obligations arising by way of Guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of the Subordinated Debt Documents); and

(c)	any other liabilities or obligations it may have to a Subordinated Creditor under the Subordinated Finance Documents,

provided that the proceeds of such enforcement shall be applied in reduction of the Senior Debt and Subordinated Debt (as if no release pursuant to this clause 4.7 was given by any Subordinated Creditor) in accordance with the Order of Priority in clause 3.1 (Order of priority). The Subordinated Creditors must do so even if the proceeds from the disposal or dealing, if applied in accordance with clause 3.1 (Order of priority), may be insufficient to pay all amounts secured by the Subordinated Security.

4.8	No obligation to marshal

Subject to the Finance Documents, each Obligor and each Creditor waives any right it may have under the doctrine of marshalling and agrees that, before a Creditor enforces a Security, the Creditor is not required to marshal, or to enforce or apply under, or appropriate, recover or exercise:

(a)	any Security held at any time by the Creditor; or

(b)	any money or asset which the Creditor at any time holds or is entitled to receive.

4.9	Enforcement costs must be paid first

Any proceeds of enforcement of a Security against Secured Property are to be applied in payment of the following amounts before being applied in accordance with clause 3.1 (Order of priority):

(a)	first, all costs and expenses reasonably incurred by a Creditor or an External Administrator in relation to the enforcement of the Security;

(b)	second, any reasonable outgoings in relation to the Secured Property that the relevant Creditor or Receiver thinks fit to pay; and

(c)	then, any remuneration payable to the relevant Receiver (including by way of commission) that is referable to the enforcement of the Security.

5.	PPS LAW

5.1	Section 61

For the purposes of section 61 of the PPSA, any Security Interest of the Subordinated Creditors in the Personal Property and all of the Subordinated Creditors’ rights to any Personal Property under the Subordinated Security are fully subordinated to each Senior Creditor’s Security Interest in the Personal Property and all of each Senior Creditor’s rights to any Personal Property under the Senior Creditor’s Security.

5.2	Financing change statement

If requested by the Senior Creditor, the Subordinated Creditors will register a financing change statement reflecting the Subordination and Order of Priority.

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5.3	Notices under Chapter 4

Without limiting clause 4.2(a), the Creditors contract out of the Subordinated Creditors’ right to receive any notice from the Senior Creditors under Chapter 4 of the PPSA.

5.4	Amounts under section 127(6)

The Creditors contract out of the Subordinated Creditors’ right to receive any amount from the Senior Creditors under section 127(6) of the PPSA.

5.5	Exclusion of PPSA Security Interest provisions

If this deed creates a Security Interest for the purposes of the PPS Law:

(a)

to the extent permitted by the PPS Law, and for the purposes of sections 115(1) and 115(7) of the PPSA, the Senior Creditors need not comply with sections 95, 118, 121(4), 125, 130, 132 and 137(3) and the parties contract out of sections 142 and 143;

(b)	to the extent permitted by the PPS Law, the Subordinated Creditor waives its rights to receive any notice that is required by any provision of the PPSA;

(c)	for the purposes of section 275(6) of the PPSA, the parties agree not to disclose information of the kind mentioned in section 275(1) of the PPSA in respect of the Security Interest;

(d)

the Subordinated Creditors’ agree that the Senior Creditors may seize any collateral subject to the Security Interest and/or dispose of any such collateral in such manner and generally on such terms and conditions as the Senior Creditors thinks desirable, and otherwise do anything that the Subordinated Creditors could do in relation to that collateral; and

(e)

where the Senior Creditors have Powers in addition to, or existing separately from, those in Chapter 4 of the PPSA, those Powers will continue to apply and are not limited or excluded (or otherwise adversely affected) by the PPSA. If the Senior Creditors exercises a Power in connection with any Security Interest under this deed, that exercise is taken not to be an exercise of a right, power or remedy under the PPSA unless the Senior Creditors state otherwise at the time of exercise. However, this clause does not apply to a Power which can only be exercised under the PPSA.

6.	INSURANCE AND COMPENSATION

6.1	The Senior Creditors may exercise rights

If a Subordinated Creditor has the right under its Security to:

(a)	make, enforce, settle or compromise claims in respect of insurance or compensation;

(b)	sue for, recover or give any discharge for money payable in respect of insurance or compensation; or

(c)	do anything else in relation to an Obligor’s rights in respect of insurance or compensation,

and the Senior Creditors do not have that Power under its Security, then, despite the terms of the Subordinated Security but subject to clause 6.2 (Right not exercised by the ), only the Senior Creditors may do so.

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6.2	Right not exercised by the Senior Creditors

If the Senior Creditors become entitled to exercise a right referred to in clause 6.1 (The Senior Creditors may exercise rights) in relation to an event, and the Senior Creditors notify the Subordinated Creditors that the Senior Creditors do not intend to exercise that right in relation to the event, then the Power must be exercised by each Subordinated Creditor at, and in accordance with the direction of the Senior Creditors.

6.3	Release

If, in connection with the exercise of such Power as contemplated in clause 6.1 or 6.2 above (as applicable), the Subordinated Creditors are required to provide a discharge or release of all or part of their Security before an amount will be paid to them or the Senior Creditor, then they will provide that discharge or release on demand by the Senior Creditor.

7.	CONSENTS AND ACKNOWLEDGMENTS

7.1	Consents

(a)

Except as otherwise expressly provided in this deed, the Creditors agree that the creation or existence of a Security is not a breach of any other Security or any Senior Finance Document or Subordinated Finance Document and to the extent that the creation or existence of any Security requires the consent of any of them, consent is given subject to the terms of this deed.

(b)	Without limiting paragraph (a), the Senior Creditors consent to the Subordinated Security and confirms that the Subordinated Security is permitted for the purposes of the Senior Finance Documents.

(c)	Without limiting paragraph (a), the Subordinated Creditors consent to the Senior Security and confirms that the Senior Security is permitted for the purposes of the Subordinated Finance Documents.

7.2	Acknowledgement by Obligors

The Obligors acknowledge that:

(a)

its obligations under or in relation to each Finance Document are not in any way affected by this deed (other than as expressly provided in this deed) or by any failure by a Creditor to comply with this deed; and

(b)	this deed is for the benefit of the Senior Creditor, and not for the benefit of the Obligors.

7.3	Co-operation

The Obligors undertake to each Creditor to co–operate and do everything necessary for the effective implementation of this deed.

7.4	No subrogation

The Obligors irrevocably and unconditionally waive their right to, and must not, claim or exercise a right of subrogation or contribution in respect of, request a transfer or assignment of, or otherwise directly or indirectly claim the benefit of, a Creditor’s Power or a Security, unless:

(a)	all Secured Amounts have been fully and finally repaid and each Creditor is satisfied that no Avoidance (as defined in clause 15.4) will occur; or

(b)	each Creditor has first consented in writing.

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7.5	Provide copies of Subordinated Finance Documents and variations

The Obligors must, without prejudice to any prohibitions on amendments, provide to the Senior Creditors a certified copy of:

(a)	each Subordinated Finance Document, promptly after the Subordinated Finance Document is created (or on the date of this deed if already in existence); and

(b)	any variation or replacement to such Subordinated Finance Document, promptly after the variation or replacement comes into effect.

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SECTION 4

TAXES, COSTS AND EXPENSES

8.	TAXES, COSTS AND EXPENSES

8.1	Tax

The Borrower must pay all:

(a)

Taxes, fees and charges in connection with this deed or any payment, receipt, supply or other transaction carried out pursuant to, or contemplated by, this deed, including Taxes passed on to a Creditor by another financial institution or supplier of goods and services; and

(b)	fines and penalties for late payment or non–payment of those amounts.

The Borrower must pay or reimburse each Creditor on demand for all such amounts which are payable or which the Creditor determines in good faith to be payable.

8.2	Stamp duty

The Borrower must pay any stamp duty (including fines, penalties and interest) which may be payable on or in connection with the execution, delivery and performance of this deed, and any instrument executed under or in connection with or any transaction evidenced or contemplated by this deed.

8.3	Costs and expenses

(a)	An Obligor must pay or reimburse on demand all reasonable costs and expenses of the Senior Creditors (and of their officers, employees and agents) and each Subordinated Creditor in connection with:

(i)	the negotiation, preparation, execution, delivery, registration and completion of, and payment of Taxes on, this deed;

(ii)	a variation, release or discharge of this deed;

(iii)	giving a consent or approval or waiving a requirement in connection with this deed;

(iv)	preparing, registering and maintaining any financing statement or financing change statement (including pursuant to section 167 of the PPSA);

(v)	complying with any amendment demand in accordance with Part 5.6 of the PPSA;

(vi)	exercising, enforcing or protecting a Power, or attempting to do so; and

(vii)	obtaining or procuring performance or satisfaction of an Obligor’s obligations under this deed.

(b)	Any thing which must be done by an Obligor under this deed, whether or not at the request of a Creditor, is to be done at the cost of the Obligors.

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SECTION 5

PAYMENT MECHANICS

9.	PAYMENTS

9.1	Manner of payment

All payments by the Obligors or the Subordinated Creditors under this deed must be made in immediately available funds, in Australian dollars and in full without set–off, counterclaim or, unless prohibited by law, deduction or withholding.

9.2	Senior Creditor may set off

At any time while a Senior Default subsists, the Senior Creditors may, without any demand or notice, set off and apply indebtedness it owes to the Subordinated Creditors (whatever the currency) against any money owing to it by the Subordinated Creditors under a Senior Finance Document, whether or not any such amount owed by either of them is immediately payable or is owed alone or with any other person. Each Subordinated Creditor irrevocably authorises the Senior Creditors to do anything necessary (including to sign any document and effect appropriate currency exchanges) for that purpose.

9.3	Subordinated Creditors may not set off

Each Subordinated Creditor must not (either directly or indirectly) claim, exercise or attempt to exercise a right of set–off or counterclaim against the Senior Creditors (whether the right is the Subordinated Creditors’ or any other person’s) or any other right which might have the effect of reducing the amount payable by each Subordinated Creditor under this deed.

9.4	Payments and receipts in foreign currency

If for any reason the Senior Creditors receives or recovers any amount (“Paid Amount”) under or in relation to this deed in a currency other than Australian dollars, the amount which the Senior Creditors will be taken to have received or recovered for the purposes of this deed will be the Australian dollar amount to which the Senior Creditors could have converted the Paid Amount, in accordance with its normal procedures, at the time of the receipt or recovery less the costs of the conversion.

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SECTION 6

REPRESENTATIONS

10.	REPRESENTATIONS

10.1	Subordinated Creditors

Each Subordinated Creditor represents and warrants to the Senior Creditors that:

(a)	(status) it is a corporation, duly incorporated and validly existing under the laws of its jurisdiction of incorporation;

(b)

(power and authority) it has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, its obligations under this deed, and to carry out the transactions contemplated by this deed;

(c)	(binding obligations) the obligations expressed to be assumed by it in this deed are legal, valid, binding and enforceable obligations;

(d)	(transactions permitted) the entry into and performance by it of, and the transactions contemplated by, this deed do not and will not conflict with:

(i)	a law or regulation applicable to it or any directive of any governmental agency;

(ii)	its constitution or other constituent documents (including any relevant trust deed); or

(iii)	any other document or agreement which is binding on it or its assets or constitute a default or termination event under any such agreement or instrument;

(e)	(title) it is absolutely entitled to its Subordinated Debt free from any Security Interest (other than the Senior Security);

(f)	(Guarantee or Security Interest) it does not hold any Guarantee or Security Interest (other than the Subordinated Security) in respect of the Subordinated Debt;

(g)	(shares in Obligors) any shares issued in an Obligor held by any Subordinated Creditor or its related entity (as that term is used in the Australian Corporations Act) are fully paid;

(h)

(Subordinated Finance Documents) it has given the Senior Creditors true and complete copies of all Subordinated Finance Documents, those documents evidence all terms of the Subordinated Debt and the originals of those documents are in full force and effect;

(i)	(disclosure of facts) it has fully disclosed in writing to the Senior Creditor:

(i)	all facts, documents or other information known to it relating to its Security and the Subordinated Debt; and

(ii)	all facts, documents or other information known to it which is material to the assessment of the nature and amount of risk undertaken by the Senior Creditors in entering into and performing this deed;

(j)

(information accurate) all information it has provided to the Senior Creditors in connection with this deed, its Security and the Subordinated Debt is accurate in all material respects and not deficient, misleading or deceptive in any material respect (whether by its inclusion or by omission of other information); and

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(k)	(no trustee) it is not a trustee of any trust other than as specified in this deed.

(l)	in respect of each Trustee Subordinated Creditor of a trust;

(i)	(trust validly created): the relevant trust has been validly created and is in existence and the constituent documents of the Trust comply with all applicable laws;

(ii)	(due authority): it has taken all necessary actions required by the relevant trust deed to authorise the entry into, the delivery of and performance of this deed;

(iii)	(due performance): in entering into this deed, the trustee has properly performed its obligations to the relevant beneficiaries of the relevant trust;

(iv)	(no conflict) its execution and performance of this deed is in accordance with the terms of the Trust;

(v)	(power): the trustee has the power as trustee of the relevant trust to enter and perform its obligations under this deed and to carry out the transactions contemplated by this deed;

(vi)

(sole trustee): the trustee is the sole trustee of the relevant trust, it has been duly appointed as sole trustee of the Trust and no meeting has been called or other action taken to remove it as trustee;

(vii)	(no removal action): no action has been taken to remove the trustee as trustee of the relevant trust or to appoint an additional trustee of the relevant trust;

(viii)	(right of indemnity):

(A)	the trustee has a right to be fully indemnified out of the property of the trust in relation to the obligations under this deed;

(B)	the trustee has not released or disposed of the trustee’s equitable lien over the property the subject of the relevant trust which secures that indemnity; and

(C)	the trustee has not committed any breach of trust or done or omitted to do anything which has prejudiced or limited its rights of indemnity or equitable lien;

(m)	(no termination): the relevant trust has not been terminated and no action has been taken to terminate or wind up the relevant trust;

(n)	(no removal) the trustee has not resigned as a trustee of the relevant trust;

(o)

(proper administration and benefit) it enters into this deed and the transactions contemplated by this deed for the proper administration of the trust and for the benefit of, and in the interests of, all of the beneficiaries of the trust; and

(p)	(no breach) it has complied with all of its duties as trustee of the trust.

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10.2	Obligors

Each Obligor represents and warrants to the Senior Creditors that:

(a)	(Subordinated Finance Documents) it has given the Senior Creditors true and complete copies of all the Subordinated Finance Documents, and those documents evidence all terms of the Subordinated Debt;

(b)

(disclosure of facts) it has fully disclosed in writing to the Senior Creditors all facts, documents or other information known to it and material to the assessment of the nature and amount of risk undertaken by the Senior Creditors in entering into and performing this deed; and

(c)

(information accurate) all information it provided to the Senior Creditors in connection with this deed is accurate in all material respects and not deficient, misleading or deceptive in any material respect (whether by its inclusion or by omission of other information); and

repeats each of the above representations and warranties with reference to the facts and circumstances at the time at the time, on each day until the Subordination Period ends.

10.3	When representations and warranties are made

(a)	Each Subordinated Creditor makes and each Obligor makes the representations and warranties under clause 10.1 and 10.2:

(i)	on the date of this deed and on each date thereafter until the Senior Discharge Date; and

(ii)

in respect of an Additional Subordinated Creditor or an Obligor only, on the date that such Additional Subordinated Creditor or Obligor becomes an Additional Subordinated Creditor or Obligor in accordance with the provisions of this deed and on each date thereafter until the Senior Discharge Date.

(b)	Each Subordinated Creditor and Obligor makes the representations and warranties under clause 10.1 and 10.2 by reference to the facts and circumstances then existing.

10.4	Reliance on representations and warranties and survival

(a)

The Subordinated Creditors and Obligors acknowledge that the Senior Creditors have entered into this deed and the other Senior Finance Documents in reliance on the representations and warranties in this clause 10.

(b)

Each party giving a representation and warranty in this clause 10 acknowledges that those representations and warranties survive execution and delivery of the Senior Finance Documents and the provision of financial accommodation under them.

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SECTION 7

NOTICES AND DEMANDS

11.	NOTICES AND DEMANDS

11.1	Service

A notice, demand, consent, approval or communication (“Notice”) given by a party in connection with this deed must be:

(a)	in writing, in English and signed by an Authorised Representative of the party; and

(b)

hand delivered or sent by prepaid post (or airmail if applicable) or facsimile or email to the recipient’s address for notices specified in the ‘Notices’ section of Schedule 1 to this deed (as varied by any Notice given by the recipient to the party).

11.2	Effective on receipt

A Notice given in accordance with clause 11.1 takes effect when received (or at a later time specified in it), and is taken to be received:

(a)	if hand delivered, on delivery;

(b)	if sent by prepaid post, on the second Business Day after the date of posting (or on the seventh Business Day after the date of posting if posted to or from a place outside Australia); or

(c)

if sent by facsimile or email, when the sender’s facsimile system generates a message confirming successful transmission of the entire Notice unless, within eight hours after the transmission (being counted as hours from 9.00am to 5.00pm (New York time) on a Business Day), the recipient informs the sender that it has not received the entire Notice, but if the delivery, receipt or transmission is not on a Business Day or is after 5.00pm (New York time) on a Business Day, the Notice is taken to be received at 9.00am (New York time) on the next Business Day.

11.3	Validity

A Notice is validly given by the Senior Creditors even if returned unclaimed or if the recipient has been wound up or is absent from the place the Notice is delivered or sent to.

11.4	Other methods

This clause does not limit any provision for giving Notices in a Senior Finance Document, or limit any other method for giving Notices or serving demands provided for by law.

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SECTION 8

CHANGES TO THE PARTIES

12.	CHANGES TO THE SUBORDINATED CREDITORS

12.1	Subordinated Creditor Transfers

(a)	No Subordinated Creditor may assign, transfer or otherwise deal with its rights, interests or obligations under this deed without the Senior Creditor’s prior written consent.

(b)

Each Trustee Subordinated Creditor must, in respect of the relevant trust and unless the Senior Creditors otherwise consent, not resign, retire or do anything to allow it to be removed or replaced as trustee or responsible entity of the trust or appoint or allow a new or additional trustee or responsible entity of the Trust to be appointed (except in circumstances where a replacement trustee accedes to this deed by executing a duly completed Subordinated Creditor Accession Deed in accordance with the provisions of clause 12.2 below.

12.2	Additional Subordinated Creditor

(a)	An entity may become an Additional Subordinated Creditor by executing a duly completed Subordinated Creditor Accession Deed.

(b)	Each Additional Subordinated Creditor will deliver to the Senior Creditors a duly executed copy of a Subordinated Creditor Accession Deed promptly after its execution.

(c)	With effect on and from the last date on which the Subordinated Creditor Accession Deed is countersigned by (or on behalf of) both the Senior Creditors and the Obligors, the relevant person will:

(i)	become an Additional Subordinated Creditor for the purposes of this deed; and

(ii)	be bound by the terms of this deed as a Subordinated Creditor.

12.3	Resignation of a Subordinated Creditor

(a)

Provided that no Subordinated Debt is outstanding and owing by an Obligor to a Subordinated Creditor, a Subordinated Creditor may, with the prior written consent of the Senior Creditors, resign as a Subordinated Creditor for the purpose of this deed by executing a duly completed Subordinated Creditor Resignation Letter.

(b)	A resigning Subordinated Creditor will deliver to the Senior Creditors a copy of a duly executed Subordinated Creditor Resignation Letter promptly after its execution.

(c)	With effect on and from:

(i)	the date of a Subordinated Creditor Resignation Letter in respect of a Subordinated Creditor (provided the Senior Creditors has provided its prior written consent to such resignation); or

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(ii)	the Senior Discharge Date,

as applicable, the relevant Subordinated Creditor will cease to be a Subordinated Creditor and will have no further rights or obligations under this deed.

13.	CHANGES TO THE SENIOR CREDITORS

(a)

Subject to the Senior Finance Documents, each Senior Creditor may assign, transfer or otherwise deal with its rights under this deed without the consent of the Obligors or the Subordinated Creditors. If it does so, the Senior Debt will include all liabilities of the Obligors to the assignee which are within the scope of the definition whether or not the liabilities arose or were contemplated before the date of the assignment, transfer or novation.

(b)

If a Senior Creditor assigns, transfers or otherwise deals with its rights under this deed in accordance with this clause, then the relevant entity may become an Additional Senior Creditor by executing a duly completed Senior Creditor Accession Deed.

(c)

In addition, any person who is, or is entitled to become a “Beneficiary” under and in terms of the Senior Security Trust Deed may become an Additional Senior Creditor by executing a duly completed Senior Creditor Accession Deed.

(d)	Each Additional Senior Creditor will deliver to:

(i)	the Subordinated Debtors and the Obligors (or person on their behalf; and

(ii)	the Senior Creditors,

a duly executed copy of a Senior Creditor Accession Deed promptly after its execution.

(e)	With effect on and from the last date on which the Senior Creditor Accession Deed is countersigned by (or on behalf of) the Senior Creditor, the relevant person will:

(i)	become an Additional Senior Creditor for the purposes of this deed; and

(ii)	be bound by the terms of this deed as a Senior Creditor.

(f)

Subject to the Senior Finance Documents, the Senior Creditors may disclose to a potential assignee any confidential information provided to the Senior Creditors by an Obligor or the Subordinated Creditors.

14.	CHANGES TO THE OBLIGORS

(a)	The Obligors may not assign, transfer or otherwise deal with its rights, interests or obligations under this deed without each Creditor’s prior written consent.

(b)	The Obligors must procure that any member of the Group that:

(i)	is required to accede to the Senior Security Trust Deed as an ‘Obligor’ (as defined in the Senior Security Trust Deed);

(ii)	incurs any Subordinated Debt (without prejudice to any prohibitions contained in the Finance Documents); or

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(iii)	grants a Security Interest over any of its assets to the Subordinated Creditors,

executes an Obligor Accession Deed to accede to this deed at the same time as it becomes an ‘Obligor’ under the Senior Security Trust Deeed, incurs the Subordinated Debt or grants the Subordinated Security.

(c)

Each Obligor and the Subordinated Creditor for valuable consideration irrevocably authorises each of the Senior Creditors and its Authorised Representatives separately to execute any Obligor Accession Deed provided in connection with this deed on its behalf.

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SECTION 9

PROTECTION PROVISIONS

15.	PROTECTION PROVISIONS

15.1	Senior Creditors not liable

To the extent permitted by law, the Senior Creditors will not be liable to anyone for any Loss in relation to an exercise or attempted exercise of a Power, or a failure or delay in doing so.

15.2	Senior Creditors not restricted

The Senior Creditors need not:

(a)	exercise a Power, give a consent or make a decision under a Senior Finance Document unless the Senior Finance Document expressly provides otherwise; or

(b)	resort to a Security Interest, Guarantee or Power before resorting to any other of them.

15.3	Indemnities and reimbursement obligations

The Senior Creditors need not incur an expense or make a payment before enforcing an indemnity or reimbursement obligation in this deed. Unless otherwise stated, each such indemnity or reimbursement obligation is separate and independent of each other obligation of the party giving it, is absolute, irrevocable, unconditional and payable on demand and continues despite any settlement of account, termination of this deed, any Senior Finance Document or anything else.

15.4	Reinstating avoided transaction

If a payment or other transaction relating to this deed, the Senior Debt or the Subordination is void, voidable, unenforceable or defective for any reason or a related claim is upheld, conceded or settled (each an “Avoidance”), then even though any party knew or should have known of the Avoidance:

(a)	the liability of the parties under this deed and each Creditor’s Powers will be what it would have been, and will continue, as if the payment or transaction had not occurred; and

(b)

an Obligor and each Subordinated Creditor will promptly execute and do anything required by the Senior Creditors to restore the parties to the position they were in promptly before the Avoidance (including reinstating this deed).

This clause survives any termination or full or partial discharge or release of any Senior Finance Document.

15.5	Authorised Representatives and communications

An Obligor and each Subordinated Creditor:

(a)

irrevocably authorises the Senior Creditors to rely on a certificate by any person purporting to be its director or company secretary as to the identity and signatures of its Authorised Representatives, and to rely on any notice or other document contemplated by this deed which bears the purported signature (whether given by facsimile or otherwise) of its Authorised Representative; and

(b)	warrants that those persons have been authorised to give notices and communications under or in connection with this deed.

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SECTION 10

PROTECTION PROVISIONS

16.	SAVINGS PROVISIONS

16.1	Waiver of defences

Without prejudice to clauses 2.4 or 3.6, neither the subordination nor the priority arrangements effected under this deed nor an Obligor’s, nor any Subordinated Creditor’s liability under this deed, is affected by anything which would otherwise prejudice the subordination or priority or reduce or discharge the liability of an Obligor or a Subordinated Creditor, including:

(a)	any time, waiver or other concession or consent granted to, or composition with, any person;

(b)	the release or resignation of any person;

(c)	any composition or arrangement with any creditor of any person;

(d)	any conduct of an Obligor or the failure of an Obligor to comply with any term of this deed, any Senior Finance Document or any Subordinated Finance Document;

(e)	any knowledge in relation to the Subordinated Debt that the Senior Creditors may have or be charged with;

(f)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, execute, take up or enforce, any rights against, or security over assets of, any person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(g)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any person;

(h)

any amendment, novation, supplement, extension, refinancing, restatement (however fundamental and whether or not more onerous) or replacement of any Senior Finance Document or any other document or security including any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Senior Finance Document or other document or security;

(i)	any unenforceability, illegality or invalidity of any obligation of any person under any Senior Finance Document or any other document or security;

(j)	any set off, combination of accounts or counterclaim;

(k)	any insolvency or similar proceedings (including an Insolvency Event); or

(l)	this deed or any other Senior Finance Document not being executed by or binding against any party,

whether or not an Obligor or the Senior Creditors is, or should have been, aware of it or consents to it and despite any legal rule to the contrary.

16.2	Waiver of rights

Each Subordinated Creditor waives in favour of the Senior Creditors all rights at law, in equity or otherwise against any person or property so far as is necessary to give effect to

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this deed, including any rights as to contribution, marshalling, consolidation or subrogation which the Subordinated Creditor may otherwise be entitled to claim or enforce during the Subordination Period.

16.3	Further assurance

An Obligor and each Subordinated Creditor must, upon request by the Senior Creditors and at the cost of an Obligor, do or cause to be done anything which more satisfactorily effects the subordination of the Subordinated Debt to the Senior Debt and the priority of the Senior Security to the Subordinated Security as contemplated by this deed and in a manner consistent with any provision of this deed.

16.4	No Prejudice

Each Subordinated Creditor’s rights and obligations and the Senior Creditors’ rights and obligations under this deed are not affected by any act or omission by the Senior Creditors or any other person which might abrogate, prejudice or limit them or the effectiveness of this deed.

16.5	No merger

This deed does not merge with or adversely affect, and is not adversely affected by, any of the following:

(a)	any Security Interest or other right or remedy to which the Senior Creditors is entitled; or

(b)	a judgment which the Senior Creditors obtains against a Subordinated Creditor or an Obligor or any other person in connection with the Senior Debt.

16.6	Appropriation of payments

The Senior Creditors are not obliged to disclose to a Subordinated Creditor:

(a)	any appropriation of money received from the exercise of its rights under any Security Interest or Guarantee; or

(b)	any agreement between the Senior Creditors and an Obligor relating to appropriation of money received by the Senior Creditors.

16.7	Anti-layering

(a)

An Obligor is not entitled to incur or permit to subsist, any financial indebtedness which would rank in priority ahead of the Subordinated Debt and after the Senior Debt, or which ranks ahead of the Senior Debt.

(b)

For the avoidance of doubt, neither paragraph (a) nor any other provision of this deed will prevent either the Senior Creditors or the Subordinated Creditors from agreeing amongst themselves any different rankings or priorities to apply to the Senior Debt or Subordinated Debt (respectively).

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SECTION 11

GENERAL

17.	CONFIDENTIAL INFORMATION

17.1	Confidential information

(a)	Each party agrees not to disclose information provided by any other party that is not publicly available in relation to this deed except:

(i)	as expressly permitted by the terms of this deed;

(ii)	to any professional or other adviser consulted by it in relation to any of its rights or obligations under this deed;

(iii)

to the Reserve Bank of Australia, the Australian Tax Office or any Government Agency requiring or requesting disclosure of the information (except that this paragraph does not permit any party to disclose any information of the kind referred to in s 275(1) of the PPSA and the Creditors agree not to authorise the disclosure of such information);

(iv)	in connection with the enforcement of its rights under this deed, a Finance Document or a Security;

(v)	on a confidential basis to any of its employees or Authorised Officers;

(vi)	where the information is already in the public domain, or where the disclosure would not otherwise breach any duty of confidentiality;

(vii)

if required by law or regulation or any requirement or request of any applicable Government Agency or regulatory authority or any order of any court of competent jurisdiction or to rating agencies or stock exchanges to the extent required or requested by them (except that this paragraph does not permit any party to disclose any information of the kind referred to in s 275(1) of the PPSA and the Creditors agree not to authorise the disclosure of such information);

(viii)

to a potential assignee or transferee of a Creditor and to any professional or other adviser consulted by it in relation to any of its prospective rights or obligations under any Finance Document where the disclosure is made on the basis that the recipient of the information will comply with this clause 17.1 in the same way that the Creditor is required to do;

(ix)

to a provider of services to a Creditor where such disclosure is necessary or desirable in connection with the services on the basis that the recipient of the information will comply with this clause 17.1 in the same way that the Creditor is required to do so;

(x)	to any financier or prospective financier under a Finance Document;

(xi)	at the National Association of Insurance Commissioners and the Securities Valuation Office; or

(xii)	otherwise with the prior written consent of each other party.

(b)	This clause 17.1 shall be binding on each party after it ceases to be a party and shall survive for a period of two years after termination of this deed.

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18.	GOVERNING LAW

This deed is governed by Queensland law.

19.	JURISDICTION

(a)

The courts having jurisdiction in Queensland have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this deed (including a dispute regarding the existence, validity or termination of this deed) (a “Dispute”).

(b)	The parties to this deed agree that those courts are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

(c)

Each party to this deed irrevocably waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, where that venue falls within paragraph (a).

(d)	Each party irrevocably waives any immunity in respect of its obligations under this deed that it may acquire from the jurisdiction of any court or any legal process for any reason.

(e)

This clause 19 (Jurisdiction) is for the benefit of the Senior Creditors only. As a result, the Senior Creditors will not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Senior Creditors may take concurrent proceedings in any number of jurisdictions.

20.	SERVICE OF PROCESS

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in Australia):

(i)	irrevocably appoints the Borrower as its agent for service of process in relation to any proceedings in connection with this deed; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)	Without prejudice to any other mode of service allowed under any relevant law, each Subordinated Creditor (other than a Subordinated Creditor incorporated in Australia):

(i)	irrevocably appoints the person named in a Subordinated Creditor Accession Deed as its agent for service of process in relation to any proceedings in connection with this deed; and

(ii)	agrees that failure by a process agent to notify the relevant Subordinated Creditor of the process will not invalidate the proceedings concerned.

Intercreditor Deed	Page 42

21.	SEVERABILITY

Any term of this deed which is wholly or partially void or unenforceable is severed to the extent that it is void or unenforceable. The validity or enforceability of the remainder of this deed is not affected.

22.	PARTIAL INVALIDITY

If, at any time, any provision of this deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

23.	AMENDMENT TO THIS DEED

A variation of any term of this deed must be in writing and signed by the parties.

24.	PROMPT PERFORMANCE

(a)	If this deed specifies when an Obligor agrees to perform an obligation, an Obligor agrees to perform it by the time specified. An Obligor agrees to perform all other obligations promptly.

(b)	Time is of the essence in this deed in respect of an obligation to pay money.

25.	REMEDIES AND WAIVERS

(c)

No failure to exercise, nor any delay in exercising, on the part of a Creditor, any right or remedy under this deed shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this deed are cumulative and not exclusive of any rights or remedies provided by law.

(d)	A provision of this deed, or right created under it, may not be waived except in writing signed by the party or parties to be bound.

26.	ENTIRE AGREEMENT

This deed supersedes all previous agreements, understandings, negotiations, representations and warranties in respect of its subject matter and embodies the entire agreement between the parties in respect of its subject matter.

27.	ATTORNEYS

Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

28.	COUNTERPARTS

(a)	This deed may be executed in any number of counterparts, each of which:

(iii)	may be executed electronically or in handwriting; and

(iv)	will be deemed an original whether kept in electronic or paper form, and all of which taken together will constitute one and the same document.

Intercreditor Deed	Page 43

Without limiting the foregoing, if the signatures on behalf of one party are on more than one copy of this deed, this shall be taken to be the same as, and have the same effect as, if all of those signatures were on the same counterpart of this deed.

(b)	This deed binds each person who signs it, even if another signatory does not sign it or is otherwise not bound by this deed.

29.	CONSIDERATION

Each party to this deed acknowledges incurring obligations and giving rights under this deed for valuable consideration received from each other party.

30.	EXCLUSION OF CONTRARY LEGISLATION

Any legislation that adversely affects an obligation of a party, or the exercise by a party of a right or remedy, under or relating to this deed is excluded to the full extent permitted by law.

THIS DOCUMENT HAS BEEN ENTERED INTO AND EXECUTED AS A DEED ON THE DATE STATED AT THE BEGINNING OF THIS DEED.

THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS DEED OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

Intercreditor Deed	Page 44

SCHEDULE 1

THE ORIGINAL PARTIES

PART I

THE ORIGINAL OBLIGORS

Company Name	Company number	Notice details
Australia
Tritium Pty Ltd	ACN 095 500 280	Address:

		Email:

		Attention:

Tritium Holdings Pty Ltd	ACN 145 324 910	Address:

		Email:

		Attention:

Tritium America Corporation	6160114	Address:

		Email:

		Attention:

Tritium Technologies LLC	6160112	Address:

		Email:

		Attention:

Tritium Europe B.V.	68864906	Address:

		Email:

		Attention:

Intercreditor Deed	Page 45

Tritium Technologies B.V.	68870795	Address:

		Email:

		Attention:

Tritium Technologies Limited	13227921	Address:

		Email:

		Attention:

Tritium DCFC Limited	ACN 650 026 314	Address:

		Email:

		Attention:

Decarbonization Plus Acquisition Corporation II		Address:

		Email:

		Attention:

Intercreditor Deed	Page 46

PART II

THE ORIGINAL SENIOR CREDITORS

Company Name	Company number	Notice details
HealthSpring Life & Health Insurance Company, Inc	N/A	Address for notices related to Payments:
Attention:
E-Mail:
E-Mail:

Address for All Other Notices:
Attention:
E-Mail:
E-Mail:

Cigna Health and Life Insurance Company	[N/A ]	Address for notices related to Payments:
Attention:
E-Mail:
E-Mail:

Address for All Other Notices:
Attention:
E-Mail:
E-Mail:

Intercreditor Deed	Page 47

Barings Target Yield Infrastructure Debt Holdco 1 S.À R.L.	[N/A]	Primary Admin Contacts for Payment Notices
Name:
Address:
Phone:
Email:

Secondary Admin Contacts for Payment Notices
Name:
Address:
Phone:
Email:

All Other Notices (Including Payment Notices)
Address:
Email:
Email:
Email:

CBA CORPORATE SERVICES (NSW) PTY LIMITED (ACN ) as security trustee for the beneficiaries of the Senior Security Trust	ACN 072 765 434	Attention: Facsimile: Email:

Intercreditor Deed	Page 48

PART III

THE ORIGINAL SUBORDINATED CREDITORS

Company Name	Company number	Notice details
St Baker Energy Holdings Pty Ltd as trustee for the St Baker Energy Innovation Trust	ACN 010 165 554	Address: Email: Attention:

Intercreditor Deed	Page 49

SCHEDULE 2

FORM OF SUBORDINATED CREDITOR ACCESSION DEED

To:	[Senior Creditors]

And to:	[Obligors]

From:	[Subordinated Creditor] (“New Subordinated Creditor”)

Dated:

Dear Sirs

Tritium – Intercreditor Deed

dated [                     ] (the “ICD”) – Subordinated Creditor Accession Deed

1.

We refer to the ICD. This is a Subordinated Creditor Accession Deed. Terms used in the ICD shall have the same meaning in this Subordinated Creditor Accession Deed unless given a different meaning in this Subordinated Creditor Accession Deed.

2.

The New Subordinated Creditor agrees to become a Subordinated Creditor and to be bound by the terms of the ICD as a Subordinated Creditor and without limiting the aforegoing, the New Subordinated Creditor irrevocably and unconditionally agrees to:

(a)	the priority of the Senior Security to the Subordinated Security; and

(b)	the subordination of the Subordinated Debt to the Senior Debt,

in each case on the terms and conditions set out in the ICD.

3.	The Subordinated Finance Documents evidencing the New Subordinated Creditor’s Subordinated Debt and Subordinated Security are as follows:

[insert details],

and true, correct and complete copies of same are attached hereto.

4.

The New Subordinated Creditor is a [company duly incorporated under the laws of [name of relevant jurisdiction]] / [[describe nature of entity] formed under the laws of [name of relevant jurisdiction]].

5.	The New Subordinated Creditor’s details for service of notices are as follows:

Address:	[ ]

Attention:	[ ]

Facsimile:	[ ]

Email:	[ ]

Intercreditor Deed	Page 50

6.	The New Subordinated Creditor appoints [ ] as it process agent for the purposes of clause 20(b) with the following details:

Address:	[ ]

Attention:	[ ]

Facsimile:	[ ]

Email:	[ ]

7.	The New Subordinated Creditor gives the representations and warranties contemplated in the ICD.

8.	This Subordinated Creditor Accession Deed is governed by Queensland law.

9.	Each of the attorneys executing this Subordinated Creditor Accession Deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

10.

This Subordinated Creditor Accession Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Subordinated Creditor Accession Deed.

Executed as a deed

[Execution block to be inserted]

Agreed and accepted

[Insert execution clause for Obligors]

Date:

Agreed and accepted

[Insert execution clause for Senior Creditor]

Date:

Intercreditor Deed	Page 51

SCHEDULE 3

FORM OF SUBORDINATED CREDITOR RESIGNATION LETTER

To:	[Senior Creditors]

And to:	[Obligors]

From:	[Subordinated Creditor] (“Resigning Subordinated Creditor”)

Dated:

Dear Sirs

Tritium – Intercreditor Deed

dated [                     ] (the “ICD”) – Subordinated Creditor Resignation Letter

1.

We refer to the ICD. This is a Subordinated Creditor Resignation Letter. Terms used in the ICD shall have the same meaning in this Subordinated Creditor Resignation Letter unless given a different meaning in this Subordinated Creditor Resignation Letter.

2.

Pursuant to clause 12.3 (Resignation of a Subordinated Creditor) of the ICD, we notify you that, with effect on and from the date of this Subordinated Creditor Resignation Letter, the Resigning Subordinated Creditor will cease to be a Subordinated Creditor under the ICD.

3.	We confirm that no Subordinated Debt is outstanding and owing by an Obligor to the Resigning Subordinated Creditor.

4.

We confirm that the Senior Creditors have provided their prior written consent to the resignation of the Resigning Subordinated Creditor as a Subordinated Creditor under the ICD, a copy of which is attached hereto.

5.	This Subordinated Creditor Resignation Letter is governed by Queensland law.

6.	Each of the attorneys executing this Subordinated Creditor Resignation Letter states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

7.

This Subordinated Creditor Resignation Letter may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Subordinated Creditor Resignation Letter.

Executed as a deed

[Execution block to be inserted]

Agreed and accepted

[Insert execution clause for Senior Creditor]

Date:

Intercreditor Deed	Page 52

SCHEDULE 4

FORM OF OBLIGOR ACCESSION DEED

To:	[Senior Creditors]

From:	[New Obligor] (“New Obligor”)

Dated:

Dear Sirs

Tritium – Intercreditor Deed

dated [                     ] (the “ICD”) – Obligor Accession Deed

1.	We refer to the ICD. This is a Obligor Accession Deed. Terms used in the ICD shall have the same meaning in this Obligor Accession Deed unless given a different meaning in this Obligor Accession Deed.

2.	The New Obligor agrees to become an Obligor and to be bound by the terms of the ICD as an Obligor and without limiting the aforegoing, the New Obligor irrevocably and unconditionally agrees to:

(a)	the priority of the Senior Security to the Subordinated Security; and

(b)	the subordination of the Subordinated Debt to the Senior Debt,

in each case on the terms and conditions set out in the ICD.

3.	The New Obligor is a [company duly incorporated under the laws of [name of relevant jurisdiction]] / [[describe nature of entity] formed under the laws of [name of relevant jurisdiction]].

4.	The New Obligor’s details for service of notices are as follows:

Address:	[ ]

Attention:	[ ]

Facsimile:	[ ]

Email:	[ ]

5.	The New Obligor gives the representations and warranties contemplated in the ICD.

6.	This Obligor Accession Deed is governed by Queensland law.

7.	Each of the attorneys executing this Obligor Accession Deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

Intercreditor Deed

8.	This Obligor Accession Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Obligor Accession Deed.

Executed as a deed

[Execution block to be inserted]

Agreed and accepted

[Insert execution clause for Senior Creditor]

Date:

Intercreditor Deed

SCHEDULE 5

FORM OF SENIOR CREDITOR ACCESSION DEED

To:	[Subordinated Creditors]

And to:	[Obligors]

From:	[Senior Creditor] (“New Senior Creditor”)

Dated:

Dear Sirs

Tritium – Intercreditor Deed

dated [                     ] (the “ICD”) – Senior Creditor Accession Deed

1.

We refer to the ICD. This is a Senior Creditor Accession Deed. Terms used in the ICD shall have the same meaning in this Senior Creditor Accession Deed unless given a different meaning in this Senior Creditor Accession Deed.

2.

The New Senior Creditor agrees to become a Senior Creditor and to be bound by the terms of the ICD as a Senior Creditor and without limiting the aforegoing, the New Senior Creditor irrevocably and unconditionally agrees to:

(a)	the priority of the Senior Security to the Subordinated Security; and

(b)	the subordination of the Subordinated Debt to the Senior Debt,

in each case on the terms and conditions set out in the ICD.

3.	The Senior Finance Documents evidencing the New Senior Creditor’s Senior Debt and Senior Security are as follows:

[insert details],

and true, correct and complete copies of same are attached hereto.

4.	The New Senior Creditor is a [company duly incorporated under the laws of [name of relevant jurisdiction]] / [[describe nature of entity] formed under the laws of [name of relevant jurisdiction]].

5.	The New Senior Creditor’s details for service of notices are as follows:

Address:	[ ]

Attention:	[ ]

Facsimile:	[ ]

Email:	[ ]

6.	This Senior Creditor Accession Deed is governed by Queensland law.

7.	Each of the attorneys executing this Senior Creditor Accession Deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

Intercreditor Deed

8.

This Senior Creditor Accession Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Senior Creditor Accession Deed.

Executed as a deed

[Execution block to be inserted]

Date:

Intercreditor Deed

SIGNATURE PAGES

The Original Obligors

Executed as a deed.

Signed, sealed and delivered for and on behalf of Tritium Pty Ltd (ACN 095 500 280)

in accordance with section 127 of the
Corporations Act 2001 (Cth) by:

/s/ Trevor Charles St Baker	/s/ David Andrew Finn
Signature of Director	Signature of Director/Company Secretary

Trevor Charles St Baker	David Andrew Finn
Full name (print)	Full name (print)

Intercreditor Deed

Executed as a deed. Signed, sealed and delivered for and on behalf of Tritium Holdings Pty Ltd (ACN 145 324 910)
in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Trevor Charles St Baker	/s/ David Andrew Finn
Signature of Director	Signature of Director/Company Secretary

Trevor Charles St Baker	David Andrew Finn
Full name (print)	Full name (print)

Intercreditor Deed

Executed as a deed.

Signed, sealed and delivered for and on behalf of Tritium America Corporation by:

/s/ David Andrew Finn
Signature of authorised signatory

David Andrew Finn
Name of authorised signatory (print)

/s/ Paul Sernia
Signature of authorised signatory

Paul Sernia
Name of authorised signatory (print)

Intercreditor Deed

Executed as a deed.

Signed, sealed and delivered for and on behalf of Tritium Technologies LLC by:

/s/ David Andrew Finn
Signature of authorised signatory

David Andrew Finn
Name of authorised signatory (print)

/s/ Paul Semia
Signature of authorised signatory

Paul Semia
Name of authorised signatory (print)

Intercreditor Deed

Executed as a deed.

Signed, sealed and delivered for and on behalf of Tritium Europe B.V.

/s/ David Andrew Finn
Signature of authorised signatory

David Andrew Finn
Name of authorised signatory (print)

/s/ Paul Sernia
Signature of authorised signatory

Paul Sernia
Name of authorised signatory (print)

Intercreditor Deed

Executed as a deed.

Signed, sealed and delivered for and on behalf of Tritium Technologies B.V.

/s/ David Andrew Finn
Signature of authorised signatory

David Andrew Finn
Name of authorised signatory (print)

/s/ Paul Sernia
Signature of authorised signatory

Paul Sernia
Name of authorised signatory (print)

Intercreditor Deed

Executed as a deed.

Signed, sealed and delivered for and on behalf of Tritium Technologies Limited

/s/ Alex Nakayama	/s/ David Andrew Finn
Signature of witness	Signature of authorised signatory

Alex Nakayama	David Andrew Finn
Name of witness (print)	Name of authorised signatory (print)

/s/ Mark Anning
Signature of authorised signatory

Mark Anning
Name of authorised signatory (print)

Intercreditor Deed

Executed as a deed.

Signed, sealed and delivered for and on behalf of Tritium DCFC Limited (ACN 650 026 314)

in accordance with section 127 of the Corporations Act 2001 (Cth) by:

/s/ Trevor Charles St Baker	/s/ David Andrew Finn
Signature of Director	Signature of Director/Company Secretary

Trevor Charles St Baker	David Andrew Finn
Full name (print)	Full name (print)

Intercreditor Deed

Executed as a deed.

Signed, sealed and delivered for and on behalf of

Decarbonisation Plus Acquisition Corporation II

/s/ Jane Hunter	/s/ David Toomey
Signature of authorised signatory	Signature of authorised signatory

Jane Hunter	David Toomey
Name of authorised signatory (print)	Name of authorised signatory (print)

Intercreditor Deed

The Original Senior Creditors

Executed as a deed.

Signed, sealed and delivered for and on behalf of HealthSpring Life & Health Insurance Company, Inc

By: Cigna Investments, Inc. (authorized agent)

in the presence of:

/s/ Leonard Mazlish	/s/ Kevin Pattison
Signature of witness	By:

Leonard Mazlish	Kevin Pattison
Full name of witness (print)	Name (print)

Managing Director
Title (print)

Intercreditor Deed

Executed as a deed.

Signed, sealed and delivered for and on behalf of Cigna Health and Life Insurance Company

By: Cigna Investments, Inc. (authorized agent)

in the presence of:

/s/ Leonard Mazlish	/s/ Kevin Pattison
Signature of witness	By:

Leonard Mazlish	Kevin Pattison
Full name of witness (print)	Name (print)

Managing Director
Title (print)

Intercreditor Deed

Executed as a deed

Signed, sealed and delivered by	)
BARINGS TARGET YIELD INFRASTRUCTURE DEBT HOLDCO 1 S.À R.L.	)
acting by its attorney	)
BARINGS LLC	)
acting by,	)
and in the presence of:

/s/ Sphephelo Wenzokwakhe Mnguni	/s/ Mark Ackerman
Signature of witness	By:	Mark Ackerman
Managing Director

Sphephelo Wenzokwakhe Mnguni	Mark Ackerman
Full name of witness (print)	Name (print)

Intercreditor Deed

Executed as a deed.
SIGNED, SEALED AND DELIVERED its attorney for CBA CORPORATE SERVICES (NSW) PTY LIMITED under power of attorney dated 26 November 2013	) ) ) ) )
)
)
in the presence of:	)
)
)
/s/ Martin Mood	)
Signature of witness	)
Martin Mood	) )	/s/ Anne McLeod
Name of witness (block letters)	) ) )	By executing this deed the attorney states that the attorney has received no notice of revocation of the power of attorney

Intercreditor Deed

The Original Subordinated Creditors

Executed as a deed.

Signed, sealed and delivered for and on behalf of St Baker Energy Holdings Pty Ltd ACN 010 165 554 as trustee of the St Baker Innovation Trust in accordance with section 127 of the
Corporations Act 2001 (Cth) by:

/s/ Trevor Charles St Baker	/s/ Stephen Charles St Baker
Signature of Director	Signature of Director/Company Secretary

Trevor Charles St Baker	Stephen Charles St Baker
Full name (print)	Full name (print)

Intercreditor Deed